Date: 30 June                  1999






Grand Hotel Group Limited
as Borrower

Cygnet Ventures Limited
as Junior Creditor

The Lenders
as Lenders

Arab Bank plc
as Administrative Agent

Arab Bank plc
as Security Agent and Trustee

Arab Bank plc
as Hedge Provider




Inter-Creditor Agreement



                  Field Fisher Waterhouse 35 Vine Street London EC3N 2AA

Contents


No       Heading                                                            Page
         Clauses

1.       Interpretation                                                        2
1.1      Defined Terms                                                         2
1.2      Construction of certain terms                                         9

2.       Consents                                                             10
2.1      Creditors                                                            10
2.2      Borrower                                                             10
2.3      Hedging Arrangements Charge                                          10

3.       Subordination                                                        10

4.       Undertakings of Cygnet                                               11

5.       Documentation                                                        11

6.       Undertakings of Cygnet                                               12

7.       Non-Permitted Recoveries                                             13

8.       Payments                                                             13
8.1      Payments under the Hedging Arrangements                              13
8.2      Order of Payments                                                    14
8.3      Loan Agreement and Charges Prevail                                   14

9.       Agreed Priorities and Application                                    15

10.      Retention of Property Deeds, Custody of Assets and Insurance         16
10.1     Deeds etc                                                            16
10.2     Insurance Proceeds                                                   17

11.      Unenforceability                                                     17

12.      Appointment of Receiver                                              17
12.1     Consultation                                                         17
12.2     Crystallisation                                                      19
12.3     Co-operation by Cygnet                                               19

13.      Release of Secured Assets                                            20

13.1     Prior to the Enforcement Date                                        20
13.2     After the Enforcement Date                                           20

14.      Effective Security                                                   20
14.1     Creditors' Remedies                                                  20
14.2     Purchaser                                                            21

15.      Indulgence                                                           21

16.      Disclosure                                                           21

17.      Memorandum                                                           21

18.      HM Land Registry                                                     21

19.      Discharge                                                            21

20.      Assignment/Representations                                           22

21.      Waiver of Defences                                                   23

22.      Notices                                                              24

23.      Variation                                                            25

24.      Counterparts                                                         26

25.      Law and Jurisdiction                                                 26

1.       First Schedule                                                       27

2.       Second Schedule                                                      28

3.       Third Schedule                                                       29

Signatories                                                                   30

THIS INTER-CREDITOR  AGREEMENT is made the 30th * day of June 1999

BETWEEN:-

(1) GRAND HOTEL GROUP LIMITED, as borrower under the Loan Agreement defined below;

(2)    CYGNET VENTURES LIMITED;

(3)    THE LENDERS whose names are specified in the First Schedule;

(4) ARAB BANK plc, in its capacity as Administrative Agent under the Loan Agreement;

(5)    ARAB  BANK  plc,  in its  capacity  as  Security  Agent  under  the  Loan
       Agreement;

(6)    ARAB BANK plc, in its capacity as party to the Hedging Arrangements; and



WHEREAS:

(A) By the Loan Agreement the Lenders have agreed to make available to the Borrower a loan facility of up to (pound)10,000,000 on the terms stated therein.

(B) In accordance with the Loan Agreement the Borrower has also entered into an interest rate management agreement with the Hedge Provider the benefit of which has been assigned to the Security Agent as trustee for the Senior Creditors.

(C) The Borrower has created security over various assets as security for the performance by the Borrower of its obligations under the Loan Agreement and the other Security Documents.

(D) By the Facility Letter Cygnet has agreed to make available to the Borrower a loan facility of (pound)100,000 and to provide the Indemnity on the terms stated therein.


--------
* Inserted in manuscript in executed Agreement

(E) The Borrower has issued a Loan Stock Instrument (the "Loan Stock Instrument") to Butlin's Limited ("Butlin's") as part consideration for the price payable to Rank under an asset sale agreement relating to Butlin's Provincial Hotels and the Loan Stock Instrument has been secured by the issue to Butlin's of a Standby Letter of Credit (the "Standby Letter of Credit") by Citibank, N.A in the maximum principal amount of (pound)10,400,000.

(F) Mr Leech has entered into a facility letter (the "Citibank Facility Letter") in respect of the issue of the Standby Letter of Credit.

(G) Cygnet has undertaken by the Indemnity to indemnify Mr Leech against any liability incurred by Mr Leech to Citibank, N.A. pursuant to the Citibank Facility Letter.

(H) Milner has entered into a mortgage of shares in respect of 5,820,000 ordinary shares in ML Laboratories Plc (the "Milner Charge") in favour of Citibank, N.A. as security for the Standby Letter of Credit and Cygnet has also undertaken by the Indemnity to indemnify Milner against any liability incurred by Milner to Citibank, N.A. pursuant to, or any loss to Milner as the result of the exercise of any rights by Citibank, N.A., under the Milner Charge.

(I) The Borrower has granted security to Cygnet as security for its obligations under the Facility Letter.

(J) The principal purpose of this Deed is to regulate the ranking of claims, the priority of security interests and the enforcement of rights between the Lenders, the Hedge Provider and Cygnet.

NOW IT IS HEREBY AGREED as follows:-

1.     Interpretation

1.1    Defined Terms

       In this Deed, in addition to terms defined in the Recitals, unless the context otherwise requires the following words and expressions shall have the following meanings:-

       "Administrative Agent" means   Arab   Bank   plc  in  its   capacity   as
                              administrative agent for the Lenders and the Hedge Provider;

       "Agents" means the Administrative Agent and the Security Agent, and "Agent" means either of them, as the context requires;

       "Borrower"             means  Grand  Hotel  Group   Limited,   a  company
                              registered under the Laws of England and Wales under number 3657769 whose registered office is situate at Derbyshire House, 737a Wilmslow Road,
                              Didsbury, Manchester M20 6WF;

       "Charges"              means the Senior Charges and the Junior Charge;

       "Creditors"            means  the   Senior   Creditors   and  Cygnet  and
                              "Creditor" means any of them;

       "Crystallisation"      means first crystallisation of any of the floating
                              charges contained in the Charges whether arising by operation of law or effected pursuant to the express provisions of the relevant Charge and "Crystallise" and "Crystallised" shall have a corresponding meaning;

       "Cygnet" Cygnet Ventures Limited, a company registered under the Laws of Guernsey under number 35357 whose registered office is at National Westminster House, Le Truchot, St Peter Port, Guernsey, Channel Islands;

       "Enforcement Date"     means the earliest of:-

                              (i) the first date on which any Creditor (or the Security Agent on its or their behalf in the case of the Senior Lenders) appoints a Receiver of all or any part of the property of the Borrower or takes any other step to enforce the Charges or any part thereof;

                              (ii) the first date on which the Borrower is wound
                                   up voluntarily or ordered to be wound up compulsorily;

       "Facility Letter"      means the facility  letter dated 28 June 1999 from
                              Cygnet to the Borrower;

       "Hedge Provider"       means   Arab   Bank   plc  in  its   capacity   as
                              counterparty to the Hedging Arrangements;

       "Hedge Provider's      means  the   beneficial   interest  of  the  Hedge
       Security Interest"     Provider  and the Agents (in their  capacities  as
                              agents  for  the  Hedge  Provider)  in the  Senior
                              Charges;

       "Hedge Provider's      means the aggregate  amount of all monies due from
       Indebtedness"          time  to  time  to  the  Hedge  Provider  (in  its
                              capacity  as  such)  together  with  any  interest
                              accrued   due   and   payable   thereon   and  any
                              commission, fees, costs and expenses payable by the Borrower under the Security Documents;

       "Hedging
       Arrangements"          means   an   agreement   in   the   form   of  the
                              International  Swaps and  Derivatives  Association
                              Master Agreement (Multicurrency Cross Border) 1992
                              Edition  (the  "ISDA   Agreement")   entered  into
                              between the Hedge  Provider and the Borrower and a
                              confirmation  between the Hedge  Provider  and the
                              Borrower  and a  confirmation  between  the  Hedge
                              Provider   and   the   Borrower    evidencing   or
                              constituting on interest rate management agreement under the ISDA

                              Agreement,   both  the  ISDA   Agreement  and  the
                              confirmation being dated 30 June * 1999;

       "Indemnity"            means the deed of indemnity  executed by Cygnet in
                              favour of Mr Leech and Milner, as referred to in Recitals (G) (H) and (I);

       "Junior Charge"        means the debenture details of which are specified
                              in  the  Third   Schedule  and  the   assignments,
                              mortgages,  charges and other  security  interests
                              created  thereby  or  pursuant  thereto  and  made
                              between  the  Borrower  and  Cygnet  and any other
                              security  interest now or  hereafter  securing any
                              Junior  Indebtedness  including (for the avoidance
                              of  doubt)  any  fixed   charge   arising  on  the
                              Crystallisation of any charges created thereby);

       "Junior Indebtedness"  means all present and future sums, liabilities and obligations payable or owing by the Borrower to Cygnet (whether actual or contingent, jointly or severally or otherwise howsoever) including, without limitation, the principal amount and all other monies (including interest, commissions and fees, legal and other costs and expenses and any payment by way of indemnity or counter-indemnity) due from time to time to Cygnet from the Borrower under the Facility Letter, and any other liability or obligation under or secured by the Junior Charge;

       "Lenders"              means the bank or banks and financial institutions
                              set out in the First Schedule and includes their successors in title,

--------
* Inserted in manuscript in executed Agreement

                              Transferees   and   assignees   under   the   Loan
                              Agreement;

       "Lenders'
       Indebtedness"          means the aggregate principal amount and all other
                              monies (including interest, commissions and fees, legal and other costs and expenses) due from time to time to the Agents and the Lenders by the Borrower under the Loan Agreement and the other
                              Security Documents;

       "Lenders' Security
       Interest"              means the  beneficial  interest of the Lenders and
                              of the Agents (in their capacity as agents for the Lenders) in the Senior Charges;

       "Loan Agreement"       means  a  loan  agreement   dated  30  June*  1999
                              herewith  and made  between the  Borrower  (1) the
                              Lenders  (2)  Arab  Bank  plc in its  capacity  as
                              administrative agent for the Lenders and the Hedge
                              Provider  (3)  Arab  Bank plc in its  capacity  as
                              security   agent  and   trustee   for  the  Senior
                              Creditors (4) and Arab Bank plc in its capacity as hedge provider (5);

       "Milner"               means Milner  Laboratories  Limited (Registered in
                              Jersey)  whose  registered   office  is  at  33-39
                              Columberi, St Helier, Jersey Channel Islands;

       "Mr Leech"             means Kevin Ronald  Leech of La  Vignette,  Rue la
                              Vignette, St Saviour, Jersey, Channel Islands;

       "Permitted Demand"     (a)  at any time prior to the making of any demand
                                   for the repayment of the Senior Indebtedness pursuant to the Loan Agreement



--------
* Inserted in manuscript in executed Agreement
                                   and prior to the appointment of a Receiver of the Borrower by or on behalf of the Senior Lenders (or any of them) or the commencement of any liquidation or administration of the Borrower, a demand upon the Borrower which states that repayment of the amount or liability demanded is subject to the terms of this Deed; and

                              (b) at any other time, any demand made upon the Borrower,

                              Provided always that, in each such case, such demand is without prejudice to the subordination of the Junior Indebtedness to the Senior Indebtedness herein contained and to the other terms of this Deed.

       "Permitted Payments"   means payments and receipts of scheduled interest,
                              commissions  and costs  payable under the Facility
                              Letter  and   principal  of  up  to (pound)100,000
                              payable  under  the  Facility  upon  expiry of the
                              period  specified  in  paragraph 3 of the Facility
                              Letter) but only so long as no Senior Indebtedness
                              is due and  unpaid  and no  Event  of  Default  or
                              Potential  Event of Default  has  occurred  and is
                              continuing unremedied under the Loan Agreement and
                              for the  avoidance of doubt no payment which is or
                              represents  (directly or indirectly) or is any way
                              attributable  to  or  liability  which  arises  in
                              connection  with or as a result of the  payment of
                              the principal amount of (pound)10,400,000  (or any
                              part  thereof)   represented  by  the  Loan  Stock
                              Instrument and/or the Standby Letter of Credit shall be a Permitted Payment notwithstanding the terms of the

                              Facility  Letter,  to the  intent  that no payment
                              shall be made in respect of the said principal amount of (pound)10,400,000 until the Senior Indebtedness has been irrevocably paid in full;

       "Receiver"             means   a   receiver,    receiver   and   manager,
                              administrative receiver, administrator or other person appointed to carry out the duties of any such person;

       "Security Agent"       means Arab Bank plc in its  capacity  as  security
                              agent and trustee for the Secured Parties;

       "Security Interests"   means the Lenders' Security Interest and the Hedge
                              Provider's Security Interest;

       "Senior Charges"       means  the  legal  charges  and  debentures,   the
                              security  agreements and the other  instruments of
                              which details are specified in the Second Schedule
                              and the assignments,  mortgages, charges and other
                              security  interests  created  thereby or  pursuant
                              thereto  and made  between  the  Borrower  and the
                              Security Agent as agent and trustee for the Senior
                              Creditors and any other  security  interest now or
                              hereafter   securing   any   Senior   Indebtedness
                              including (for the avoidance of doubt) any fixed charge arising on the Crystallisation of any charges created thereby;

       "Senior Creditors"     means  the  Lenders,  the  Agents  and  the  Hedge
                              Provider and "Senior Creditor" means any of them;

       "Senior Indebtedness"  means  the  Lenders'  Indebtedness  and the  Hedge
                              Provider's Indebtedness.

1.2    Construction of certain terms

       In this Deed unless the context otherwise requires:

       (a) terms defined in the Loan Agreement have, unless expressly defined in this Deed, the same meaning in this Deed;

       (b)    clause and schedule headings are for ease of reference only;

       (c) references to a Clause or Schedule shall be construed as a reference to a clause hereof or schedule hereto;

       (d) a sub-clause shall be construed as a reference to a sub-clause of the clause in which such reference appears;

       (e) a paragraph shall be construed as a paragraph of the sub-Clause in which such reference appears;

       (f) any reference to any statute or regulation shall be construed as a reference to such statute as regulation as the same may have been, or may from time to time be, amended or re-enacted;;

       (g)    the singular shall include the plural and vice versa

       (h)    a  reference   to  a  person   includes   bodies   corporate   and
              unincorporate;

       (i) a reference to this Deed, the Loan Agreement, the Indemnity, the Charges (or any of them) or any other document shall be construed as a reference to this Deed or, as the case may be, the Loan Agreement or such other document as the same may have been or may from time to time by, amended, supplemented or novated;

       (j) a reference to a person (including the parties hereto) includes its successors and assigns and persons deriving title through or under such person. Without limitation, a reference to the Agents (or either of them) includes any successor appointed under the Loan Agreement; and

       (k) a reference in this Deed to a creditor's enforcing a security interest include references to:

              (i) its retaining or applying in or towards the discharge of a liability of the Borrower any amount which it receives by virtue of an assignment of, or other security interest over, an insurance policy or receivable owned by the Borrower; and

              (ii) taking or retaining possession of any moveable property, including any negotiable instrument, document of title or other document owned by the Borrower.

2.     Consents

2.1    Creditors

       The Senior Creditors consent to the execution by the Borrower of the Junior Charge and, subject to the terms of this Deed, to the existence of the Junior Indebtedness.

2.2    Borrower

       The Borrower hereby agrees to the terms of this Deed and undertakes with the Creditors, to observe the provisions hereof and not to do or omit to do anything which may prejudice or affect the enforcement of such provisions, but none of the undertakings in this Deed are given to, or shall be enforceable by, the Borrower.

2.3    Hedging Arrangements Charge

       The Hedge  Provider  confirms  that  notwithstanding  the  provisions  of
       Section 7 (Transfer) of the ISDA Agreement it consents and agrees to the execution of the Hedging Arrangements Assignment in favour of the Security Agent as agent and trustee for the Senior Lenders.

3.     Subordination

       The rights of Cygnet in respect of the Junior Indebtedness are subordinated to the Senior Indebtedness and accordingly payment by the Borrower of any amount of the Junior Indebtedness (other than Permitted Payments) is conditional upon the Borrower having irrevocably paid in full all of the Senior Indebtedness.

4.     Undertakings of the Borrower

       So long as the Senior Indebtedness is outstanding the Borrower will not, without the prior written consent of the Senior Creditors:

       (a) secure all or any part of the Junior Indebtedness other than by way of the Debenture specified in the Third Schedule;

       (b) make a loan or provide credit to or acquire any bill bond or security issued by Cygnet, Mr Leech or Milner;

       (c)    redeem,   purchase  or   otherwise   acquire  any  of  the  Junior
              Indebtedness;

       (d) save by means of Permitted Payments, repay or prepay any principal amount of, or pay any interest, fees or commissions (but without prejudice to accrual thereof) on, or by reference to, or on account of the Junior Indebtedness;

       (e) take or omit to take any action whereby the subordination of the Junior Indebtedness or any part thereof to the Senior Indebtedness would be terminated or impaired;

       (f) incur any Junior Indebtedness other than under and on the terms of the Junior Charge and the Facility Letter and will procure that at all times the maximum principal amount of or contingent liability in respect of the Junior Indebtedness shall not exceed the lesser of (1) the principal amount due under the Facility Letter aggregated with a sum equal to the amount for the time being unpaid under the Loan Stock Instrument and (2) (pound)10,500,000, together with, in each case, any and all interest, costs, fees and expenses payable in connection therewith.

       (g) give notice of any assignment or any other security created by the Junior Charge to any other person and if, notwithstanding but without prejudice to the foregoing, any such notice is given, to join with the Senior Lenders in notifying such person of the priority afforded to the Senior Charges by this Deed.

5.     Documentation

       This Deed, the Facility Letter, and the Junior Charge and the Indemnity form the entire agreement as to the Junior Indebtedness.

       If there is any inconsistency between the terms of this Deed and the terms on which the Junior Indebtedness was or is incurred by the Borrower, the terms of this Deed shall prevail. If there are any other terms relating to the Junior Indebtedness existing at the date hereof and not comprised in this Deed, the Facility Letter the Indemnity and the Junior Charge, such terms shall be of no further force and effect. Any amendment to the Junior Charge the Facility Letter or the Indemnity made or purported to be made without the consent of the Senior Creditors shall be void.

6.     Undertakings of Cygnet

       So long as the Senior Indebtedness is outstanding, Cygnet will not without the prior written consent of the Senior Creditors or save as expressly otherwise permitted by this Deed:

       (a) assign or purport to assign to any person the whole or any part of the Junior Indebtedness;

       (b) save in respect of Permitted Payments, purport to set off at any time any amount of the Junior Indebtedness against any amount payable by Cygnet to the Borrower;

       (c) save in respect of Permitted Payments or by a Permitted Demand, attempt to obtain repayment from the Borrower or prepayment or payment on account of principal or payment of any interest, fees or commissions (but without prejudice to accrual thereof) on, or by reference to, any of the Junior Indebtedness;

       (d)    petition  for,  or vote in favour of, any  resolution  or take any
              other   action   whatsoever   for,  or  which  may  lead  to,  the
              administration, winding-up or dissolution of the Borrower;

       (e) take or omit to take any action whereby the subordination of the Junior Indebtedness or any part thereof to the Senior Indebtedness would be terminated or impaired;

       (f) permit any Junior Indebtedness to arise other than under and on the terms of the Facility Letter or the Junior Charge and will procure that at all times the maximum principal amount of or contingent liability in respect of the Junior Indebtedness shall not exceed the lesser of (1) the principal amount due under the

              Facility Letter aggregated with a sum equal to the amount for the time being unpaid under the Loan Stock Instrument and (2) (pound)10,500,000, together with, in each case, any and all interest, costs, fees and expenses payable in connection therewith;

       (g)    amend or supplement the Indemnity;

       (h) notwithstanding Clause 3 of the Indemnity (but without prejudice to Clause 3 of this Deed and any other provision of this Deed by which the Junior Indebtedness is subordinated to the Senior Indebtedness) not to make any payment under the Indemnity without due enquiry as to whether the amount demanded from Cygnet under the Indemnity relates to a payment which is properly due and payable under any Undertaking (as defined in the Indemnity);

       (i) give notice of any assignment or other security created by the Junior Charge to any other person and if, notwithstanding and without prejudice to the foregoing, any such notice is given to join with the Senior Lenders in notifying such person of the priority afforded to the Senior Charges by this Deed.

7.     Non-Permitted Recoveries

       If, notwithstanding (and without prejudice to) Clauses 3, 4 and 6, Cygnet shall receive any payment from the Borrower in respect of the Junior Indebtedness (save for Permitted Payments) before the Senior Indebtedness has been discharged in full (whether before or after the commencement of any liquidation or other insolvency or rescheduling or restructuring of debts of the Borrower) then to the extent of the outstanding Senior Indebtedness Cygnet will hold any sums so received and its entitlement in respect thereof upon trust for the Senior Creditors and will pay the same to the Senior Creditors forthwith upon receipt.

8.     Payments

8.1    Payments under the Hedging Arrangements

       (a) All payments (after the application of Section 2(c) (Netting) of the ISDA Agreement, where applicable) falling due from the Hedge Provider to the Borrower under the Hedging Arrangements shall be paid by the Hedge Provider to the

              Security Agent (or retained in the capacity of Security Agent where the Hedge Provider and the Security Agent are the same person) pursuant to the Hedging Arrangements Charge (unless and until the Hedging Arrangements Charge has been released by the Security Agent).

       (b) All payments (after the application of Section 2(c) (Netting) of the ISDA Agreement, where applicable) falling due from the Borrower to the Hedge Provider under the Hedging Arrangements shall be paid by the Borrower to the Security Agent.

       (c) The Agents shall utilise all payments specified in Clause 8.1(a) by the Security Agent paying the same to the Administrative Agent and by the Administrative Agent utilising or appropriating the same in or towards payment of interest payable on the Loan pursuant to the Loan Agreement or otherwise in or towards payment or discharge of the obligations of the Borrower to the Agents and the Lenders under the Loan Agreement.

       (d) Unless and until an Event of Default shall have occurred pursuant to the Loan Agreement the Security Agent shall utilise all payments specified in Clause 8.1(b) by paying the same to the Hedge Provider (or retaining the same in the capacity of Hedge Provider where the Security Agent and the Hedge Provider are the same person) to retain for its own account.

       (e) All the parties hereby irrevocably instruct and authorise the Hedge Provider, the Security Agent, the Administrative Agent and the Borrower to effect payments in accordance with the foregoing provisions.

8.2    Order of Payments

       Unless and until an Event of Default shall have occurred pursuant to the Loan Agreement payments or utilisations pursuant to Clause 8.1(d) shall be made in priority to payments to or by the Agents for the account of the Lenders in respect of interest falling due under the Loan Agreement.

8.3    Loan Agreement and Charges Prevail

       Nothing contained in this Clause 8 shall as between the Senior Creditors and the Borrower vary any matters agreed between the Senior Creditors and the Borrower and contained in the Loan Agreement or the Senior Charges.

9.     Agreed Priorities and Application

9.1 The Creditors respectively confirm that the details of their respective Charges specified in the Second Schedule and the Third Schedule (and, in the case of Cygnet, the Facility Letter and Indemnity) and the copies thereof provided to the other parties to this Deed (as appended to this Deed) are true, complete and accurate in all respects and the Charges have to be best of their knowledge and belief not Crystallised. It is hereby agreed and declared between the Creditors that for the purpose of this Deed (but not so as to prejudice or affect any rights or remedies of any Creditor against the Borrower), the priorities of the Charges and the Security Interests shall rank in point of security as between the Creditors so that:-

       (a) the Senior Charges shall rank prior to the Junior Charge in all respects; and

       (b) the Lenders' Security Interest shall in respect of the Lender's Indebtedness rank in priority to the Hedge Provider's Security Interest.

9.2 Accordingly upon enforcement of each or any of the Charges all monies and/or assets received in respect thereof by the Creditors (or, in the case of the Senior Lenders, either of the Agents on their behalf) or any Receiver appointed by or at the request of any or all of them shall be applied (after retention of sufficient monies to make payment in satisfaction of the costs, charges, expenses and liabilities incurred by the Receiver, including the remuneration of the Receiver) first in or towards satisfaction of the Lenders' Indebtedness in priority to any payment to the Hedge Provider or Cygnet or any other person, secondly (subject only to payment of the Lenders' Indebtedness) shall be next applied in or towards satisfaction of the Hedge Provider's Indebtedness in priority to any payment to Cygnet or any other person, and thirdly (subject to payment of the Lenders' Indebtedness and the Hedge Provider's Indebtedness) shall next be applied by payment to Cygnet in or towards satisfaction of the Junior Indebtedness.

9.3 The priorities set forth above shall rank as provided in this Clause notwithstanding:-

       (a)    the  nature of the  Charges  and the  Security  Interests  and the
              respective  dates  or  times  of  their  execution,   creation  or
              registration;

       (b) the respective date or dates or time or times at which any of the Creditors received notice of any of the Charges held by the other Creditors and the respective date or dates or time or times at which monies may be or have been advanced or become owing or payable or secured under the Charges;

       (c) the appointment of any liquidator, Receiver, administrator or similar officer in relation to the Borrower; and

       (d) any other provisions contained in the Charges or the other Security Documents.

10.    Retention of Property Deeds, Custody of Assets and Insurance

10.1   Deeds etc

       (a) The Creditors agree that where the requirements of the Charges conflict as to the deposit of deeds and documents, the relevant deeds and documents, if required to be deposited under the Senior Charges (or any of them), shall be held with and deposited with the Security Agent during the subsistence of the Senior Charges (or any of them) and such deposit shall be deemed to be a sufficient performance of any obligation of the Borrower to deposit deeds and documents under the Charges.

       (b) For the avoidance of doubt and for the purposes of the Senior Charges, the Lenders, the Agents and the Hedge Provider confirm that the Security Agent is approved as a custodian of any assets charged to the Security Agent as agent and trustee for the Agents, the Lenders and the Hedge Provider and the Security Agent hereby confirms that it holds and will hold such assets and the accounts to which they are credited in accordance with and subject to the Senior Charges and the Lenders' Security Interest, the Hedge Provider's Security

              Interest and this Deed. Forthwith upon any discharge of the Lenders' Security Interest in respect of any such property or assets the Security Agent will unless and until otherwise instructed by the Hedge Provider hold such assets for the Hedge Provider in accordance with the Senior Charges.

10.2   Insurance Proceeds

       In the event of any monies being received prior to the Enforcement Date under any insurance covering any of the property or assets charged under the Charges such monies shall (subject to the rights of any landlord or the holder of any prior encumbrance or the obligation to any tenant) be applied in replacing, restoring or reinstating the property or assets destroyed, damaged or lost unless the Majority Lenders shall otherwise direct in writing.

11.    Unenforceability

       If any of the Charges shall be released or be or become wholly or partly invalid or unenforceable the Creditor in whose favour such Charges is given shall itself bear the loss resulting and shall not be entitled to share in moneys derived from the assets over which it has no effective security but the Creditors shall not themselves challenge or question the validity or enforceability of the Charges.

12.    Appointment of Receiver

12.1   Consultation

       If any Senior Creditor wishes pursuant to the powers in the Senior Charges to appoint a Receiver of the Borrower or to exercise its power of sale under or otherwise enforce any of the Senior Charges or wishes the Security Agent to do so it shall forthwith inform the other Creditors and endeavour to agree with them on the method by which the Charges will be enforced. In such event the Creditors shall consult together with a view to agreeing upon the method of enforcement and where appropriate upon a suitable person or persons to be appointed as Receiver (and such consultation and agreement shall also precede the removal of any such agreed Receiver and any appointment of a successor) and shall co-operate with each other in ensuring that the net proceeds after deduction of the expenses of realisation are paid in accordance with the provisions of this Deed provided that

       (a) nothing herein contained shall prevent the Lenders, or the Security Agent (but not the Hedge Provider or Cygnet) so appointing a Receiver of the Borrower forthwith without such consultation or agreement where the appointor reasonably believes that the immediate appointment of a Receiver is necessary to protect its interests (or in the case of the Security Agent, the interests of the Senior Creditors or any of them) but the appointor shall as soon as practicable thereafter inform the other Creditors of such appointment and consult with the other Creditors with a view to the retention in office of such Receiver or (if not agreed) to the removal of such Receiver and the appointment of a successor;

       (b) in case of dispute between the Majority Lenders and the other Creditors or any of them the Majority Lenders shall be entitled to determine whether or not a Receiver is appointed and whether or not any power of sale is exercised or the security is otherwise enforced and the Hedge Provider shall not be entitled to appoint a Receiver or to otherwise enforce the Charges without the consent of the Majority Lenders;

       (c) no action taken by the Senior Creditors or any of them or by a Receiver appointed by any of them shall be invalid or ineffectual because of any failure to consult in accordance with this Clause;

       (d) for the avoidance of all doubt, until the Senior Indebtedness has been irrevocably paid in full Cygnet shall not without the prior written specific consent of the Senior Creditors be entitled to take any step to enforce the Junior Indebtedness (including, but without limitation, by the exercise of its power of sale or by appointing a Receiver), nor to serve on the Borrower a demand for payment of or an account of any Junior Indebtedness (other than a Permitted Demand), nor make any direction or requirement whatsoever under Clause 6 of the Junior Charge and in favour of the Senior Creditors but not the Borrower hereby waives the requirement under that clause for payment of Charged Debts (as defined in the Junior Charge) into a particular account to the extent inconsistent with the terms of the Senior Charges or any agreement or arrangement from time to time between the Borrower and the Security Agent.

12.2   Crystallisation

       Each Creditor hereby covenants with each of the other Creditors to notify each of them forthwith in writing after it becomes aware of the Crystallisation of any charge contained in its Charges. Cygnet covenants with the Senior Creditors (while any Senior Indebtedness remains outstanding) not without the prior written specific consent of the Senior Creditors to take any step (whether under Clause 7 of the Junior Charge or otherwise) which would or might Crystallise the floating charge created under the terms of the Junior Charge provided that this Clause
       12.2 shall not prevent Cygnet serving a Permitted Demand on the Borrower.

12.3   Co-operation by Cygnet

       (a) Cygnet shall co-operate with the Senior Creditors in realising the assets charged to them under the Senior Charges or otherwise exercising their Security Interests and shall execute any deeds or documents and take any steps which the Senior Creditors or any of them may reasonably request for the purpose of enabling or facilitating any exercise by the Senior Creditors or any of them or by any Receiver appointed by or on their behalf, of any of their or his powers under the Senior Charges or the general law or for any similar or related purpose including, but without limitation, any deed or document which the Senior Lender may request for the purpose of ensuring that (or avoiding any uncertainty that) a person who is to acquire an asset covered by the Senior Charges upon any exercise of the security conferred by the Senior Charges (whether by sale by the Security Agent, any Receiver or otherwise) will acquire good title to such asset free from the Junior Charge. Without limitation, Cygnet hereby irrevocably consents to the sale of the assets charged by the Senior Charges by the Security Agent or by any Receiver appointed by the Security Agent or any other Senior Lender for the purpose of any restriction or other entry which may be made on the title to any of the said assets at HM Land Registry and by which such consent is required.

       (b) Cygnet irrevocably and by way of security appoints the Security Agent as its attorney and on its behalf and in its name (or otherwise) to execute any deeds or documents or take any other steps which it is obliged to execute or take under sub-clause (a).

13.    Release of Secured Assets

13.1   Prior to the Enforcement Date

       If at any time prior to the Enforcement Date the Loan or any part thereof is irrevocably and unconditionally repaid or prepaid in whole and in accordance with and subject to the terms of the Loan Agreement and upon such repayment and in accordance with such terms the Lender's Security Interest (or any part of it) is to be released the Agents, the Lenders, and the Hedge Provider will release the Senior Charges subject to and conditionally upon:

       (a) the Borrower paying to the Hedge Provider any amount which may be payable pursuant to Clause 17 of the Loan Agreement in respect of such prepayment;

       (b) the rights (if any) of the Hedge Provider in accordance with the terms of this Deed in the proceeds of any sale or other disposal of the Secured Assets being preserved to the Hedge Provider's reasonable satisfaction following such prepayment if the Hedging Arrangements then remain in effect; and

       (c)    no Event of Default having then occurred.

13.2   After the Enforcement Date

       If at any time after the Enforcement Date any such repayment or prepayment shall occur as is contemplated in Clause 13.1 and the amount realised from the enforcement of the Charges is insufficient to discharge in full the Lender's Indebtedness and the Hedge Provider's Indebtedness, the release by the Hedge Provider shall not be subject to the satisfaction of the condition specified in Clause 13.1 above, and the Hedge Provider shall be obliged to release the Secured Assets to enable the same to be realised.

14.    Effective Security

14.1   Creditors' Remedies

       No provision contained in this Deed shall as between the Borrower and any Creditor affect or prejudice any rights or remedies of any Creditor under the Charges which shall remain in full force and effect as effective continuing securities for all moneys obligations and liabilities therein mentioned subject only to the ranking of the Security Interests and the Charges as herein provided.

14.2   Purchaser

       No purchaser dealing with any Senior Creditor or any Receiver appointed by any Senior Creditor shall be concerned in any way with the provisions of this Deed but shall assume that the Creditors or any such Receiver acting on behalf of them as the case may be are acting in accordance with the provisions of this Deed.

15.    Indulgence

       Each Creditor shall (subject in the case of Cygnet to Clauses 3,4 and 6) be entitled until the date upon which a Receiver is appointed without reference to the others to grant time or indulgence and to release compound or otherwise deal with or receive moneys from any person liable or to deal with exchange release modify or abstain from perfecting or enforcing any of the rights which it may now or hereafter have against the Borrower or otherwise without prejudicing its rights under this Deed.

16.    Disclosure

       The Creditors shall be at liberty from time to time to disclose to each other information concerning the affairs of the Borrower in such manner and to such extent as they shall from time to time desire.

17.    Memorandum

       Each Creditor agrees to endorse a Memorandum of this Deed upon the Charges and acknowledges the right of each of the other Creditors to production and to delivery of a copy of the same.

18.    HM Land Registry

       The parties to this Deed hereby apply to the Registrar to note in the appropriate manner at HM Land Registry the priority arrangements agreed in this Deed in so far as the same affect any registered land comprised in the Charges where an entry relating to the Charges has been made on the register in accordance with the terms of this Deed.

19.    Discharge

       This Deed shall cease to have effect as regards any Creditor when the Security Interest under the Charge or Charges (as the case may be) which have been created in its respective favour is/are finally discharged but shall remain in full force and effect until such time.

20.    Assignment/Representations

       (a) Each Creditor covenants with each of the other Creditors not (save as permitted in this Clause) to assign or transfer the benefit of its Charges unless the assignee or transferee first agrees in writing with the Creditor transferring its interest and the other Creditors to be bound by the provisions of this Deed including this provision. This provision shall apply to each and every successive assignment or transfer. For the avoidance of doubt, notwithstanding the foregoing, there shall be no restriction on the ability of the Lenders assigning or transferring their interests under the Loan Agreement and the Security Documents in accordance with their respective terms.

       (b) Cygnet shall not effect any such transfer without the consent of the Majority Lenders.

       (c)    Cygnet warrants and represents to the Senior Creditors that:

              (i)    this Deed is binding on it in all respects;

              (ii)   this Deed is within its power and has been duly authorised;
                     and

              (iii) this Deed does not and will not breach any instrument, agreement or undertaking or violate any applicable law, rule or regulation;

              (iv) all consents and authorisations necessary in relation to this Deed have been obtained and are in force;

              (v) during the three months before the date of this Deed Cygnet has not entered into any arrangement which would have contravened this Deed if it had been entered into after the date of this Deed; and

              (vi) it is at the date of this Deed, and will remain at the date of any transfer referred to in sub-clause (b) the registered holder of not less than 85% of the issued share capital in the Borrower.

       (d)    Cygnet  and  the  Borrower  jointly  and  severally   warrant  and
              represent to the Senior Lenders that:

              (i) the Borrower has not given any form of security to Mr Leech or Milner which secures any obligation or liability (present or future, actual or contingent, given alone or jointly) of Mr Leech or Milner to Citibank, N.A. in relation to the Standby Letter of Credit, other than insofar as the Junior Charge secures obligations given by Cygnet under the Indemnity; and

              (ii) the Borrower has no obligation or liability to Citibank, N.A. (present or future, actual or contingent, given alone or jointly, express or implied) in relation to the Standby Letter of Credit.

       (e) References in this Clause to the transfer or assignment of the benefit of a Charge include any declaration of trust and an equitable charge.

21.    Waiver of Defences

       The subordination effected by this Deed and the obligations of Cygnet hereunder shall not be affected by any act, omission or circumstances which, but for this provision, might operate to release or otherwise exonerate Cygnet from its obligations hereunder or affect such obligations including, without limitation, and whether or not known to Cygnet or the Senior Creditors:

       (a) any time or indulgence granted to or composition with the Borrower or any other person; or

       (b) the taking, variation (no matter how fundamental or expensive), compromise, renewal or release of or refusal to effect or enforce, any rights, remedies or securities against or granted by the Borrower or any other person; or

       (c) any legal limitation, disability or other circumstances relating to the Borrower or to any other person or any amendment to, or variation of the terms of the Loan Agreement or other Security Documents or any other document or security.

22.    Notices

       Except as otherwise provided in this Deed

       (a) each communication to be made hereunder shall be made in writing and shall be served by sending the same by pre-paid first class post or telex or facsimile transmission to the addressed to the party to be served or notified as follows

              (i) to the Administrative Agent or the Security Agent or the Hedge Provider or Arab Bank plc in its capacity as Lender at PO Box 138, 15 Moorgate, London EC2R 6LP marked for the attention of the Credit Department (fax no. 0171 600 7620);

              (ii) to Irish Nationwide Building Society at 252 Westminster Bridge Road, London SE1 7PD marked for the attention of Gary McCollum (fax no. __________________);

              (iii) to the Borrower at 6 Leylands Park, Colden Common, Winchester, Hampshire marked for the attention of Philip Mason (fax no. 01703 696088) and copied to Richard Saleh & Co at Derbyshire House, 737a Wilmslow Road, Didsbury, Manchester M20 6WF marked for the attention of Mr Saleh (fax no 0161 434 9212);

              (iv) to Cygnet at National Westminster House, Le Truchot, St Peter Port, Guernsey, Channel Islands marked for the attention of Neil Crocker (fax no. 01481 728493) and copied to Richard Saleh & Co at Derbyshire House, 737a Wilmslow Road, Didsbury, Manchester M20 6WF marked for the attention of Mr Saleh (fax no. 0161 434 9212).

       (b) any notice sent by post as provided in this clause before the last scheduled collection of letters from the place of posting shall be deemed to have been served on the next succeeding business day (or on the third succeeding business day in the case of a letter sent to or from the Channel Islands) and in proving the service of the same it will be sufficient to prove that the relevant letter was properly stamped addressed and placed in the post. Any notice sent by telex or facsimile and duly despatched to a current telex number with confirmed answerback or facsimile number of the addressee shall be deemed to be received at the time of despatch if such time is during business hours on a business day but shall otherwise be deemed to be received at the opening of business on the next following business day.

       (c) Cygnet irrevocably appoints Mr Richard Saleh of Derbyshire House, 737a Wilmslow Road, Didsbury, Manchester M20 6WF to receive, for and on its behalf, service of process in proceedings in England. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by Mr Leech or Cygnet). If for any reason either the process agent ceases to be able to act as such or no longer has an address in England Cygnet irrevocably agrees to appoint a substitute process agent acceptable to the Senior Creditors and to deliver to the Senior Creditors (such acceptance not to be unreasonably withheld) a copy of the new agent's acceptance of that appointment within fifteen days.

23.    Variation

23.1 No variation to this Deed is effective for any purpose unless it has been specifically agreed to in writing by the Senior Creditors.

23.2   The Senior Creditors do not need:

       (a) the consent of Cygnet to effect a variation of this Deed which alters only the obligations of the Borrower and the corresponding rights of the Senior Creditors or any of them;

       (b) the Borrower's consent to effect a variation of this Deed which alters only the obligations of Cygnet and the corresponding rights of the Senior Creditors or any of them.

24.    Counterparts

       This Deed may be executed in any number of counterparts and by the different parties on equivalent counterparts and each shall when so executed be deemed an original

25.    Law and Jurisdiction

       This Deed shall be governed by and construed in all respects in accordance with English law, and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

       Nothing herein contained shall restrict the right of any party hereto to initiate proceedings in any other jurisdiction.

EXECUTED as a Deed and delivered on the date stated at the beginning of this document

1.     First Schedule


The Lenders at the date of this Deed:

       Arab Bank plc
       Irish Nationwide Building Society

2.     Second Schedule

Senior Charges

       Document

       Debenture
       Key-Man Charge
       Hedging Arrangements Charge




each being dated the same date as this Deed and made between the Grand Hotel Group Limited (1) and Arab Bank plc as security agent and trustee for the Senior Creditors (2)

3.     Third Schedule

Junior Charge



Date                 Document              Parties

30 June 1999*        Debenture             Grand  Hotel   Group   Limited  (1)
                                           Cygnet Ventures Limited (2)

--------
* Inserted in manuscript in executed Agreement

Signatories

The Borrower

Signed as a deed by
GRAND HOTEL GROUP LIMITED
acting by a director and
its secretary (or two directors)

Director....................Philip Mason

Secretary/Director..........Stephen Last


Cygnet

Signed  as a deed by  RICHARD  SALEH  as
attorney  for and in the name of  CYGNET
VENTURES   LIMITED   under  a  Power  of               Richard  Saleh
Attorney  dated  22 June 1999 in the
presence of:-

Signature of witness:.....AJ Pendlesbury

Name:.....................AJ Pendlesbury
Address:737a  Wilmslow  Road,  Didsbury,
Manchester, M20 6WE


The Lenders

Signed as a deed by FREDERICK STONEHOUSE
as attorney  for and in the name of ARAB
BANK  plc  under  a Power  of Attorney                 Frederick Stonehouse
dated 15th  August 1998 in the presence of:-

Signature of witness:....Stuart McIntyre

Name:....................Stuart McIntyre
Address:.......15 Moorgate, London, EC2R
6LP (Banker)

Executed  as a deed by IRISH  NATIONWIDE
BUILDING   SOCIETY  by  its   authorised               Stan Purcell
signatories


The Administrative Agent

Signed as a deed by FREDERICK STONEHOUSE
as attorney  for and in the name of ARAB
BANK  plc  under  a Power  of  Attorney                Frederick Stonehouse
dated 15th  August 1998 in the presence
of:-

Signature of witness: ...Stuart McIntyre

Name: ...................Stuart McIntyre
Address:  15 Moorgate,  London, EC2R 6LP
(Banker)


The Security Agent

Signed as a deed by FREDERICK STONEHOUSE
as attorney  for and in the name of ARAB
BANK  plc  under  a Power  of Attorney                 Frederick Stonehouse
dated 15th  August 1998 in the presence
of:-

Signature of witness:....Stuart McIntyre

Name: ...................Stuart McIntyre
Address:  15 Moorgate,  London, EC2R 6LP
(Banker)

The Hedge Provider

Signed as a deed by FREDERICK STONEHOUSE
as attorney  for and in the name of ARAB
BANK  plc  under  a Power  of Attorney                 Frederick Stonehouse
dated 15th  August 1998 in the presence
of:-

Signature of witness: ...Stuart McIntyre

Name: ...................Stuart McIntyre

Address:  15 Moorgate,  London, EC2R 6LP
(Banker)